EXHIBIT 10(8)

                  Tranche A Assignment and Assumption Agreement


     THIS ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT, dated as of June 30,
1995 (the "Agreement"), among EMBASSY SUITES, INC., a Delaware corporation
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("Embassy Suites"), PROMUS HOTELS, INC., a Delaware corporation (the "Hotel
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Inc."), THE PROMUS COMPANIES INCORPORATED, a Delaware corporation ("Promus Co.")
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and NATIONSBANK, N.A. (CAROLINAS), in its capacity as Agent under the Credit
Agreement hereinafter described.

     Embassy Suites and Promus Co. have agreed to transfer to Hotel Inc. certain hotel related assets and liabilities in contemplation of the Reorganization and the Distribution. In consideration therefor, the parties hereto agree as follows:

     SECTION A.  Definitions.  Terms capitalized but not defined herein shall
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have the meanings assigned thereto in that certain Tranche A Credit Agreement dated as of June 7, 1995 (the "Credit Agreement") among Embassy Suites, as
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initial borrower, certain subsidiaries and related parties as guarantors, the
Lenders party thereto and the Agent.

     SECTION B.  Assignment and Assumption.  Effective as of the date hereof,
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Embassy Suites hereby irrevocably and unconditionally assigns to Hotel Inc. all of its rights as "Borrower" under the Credit Agreement. Effective as of the date hereof, Hotel Inc. hereby irrevocably and unconditionally (i) assumes from Embassy Suites all of Embassy Suites' obligations and liabilities under the Credit Agreement and any other Credit Document to which Embassy Suites is a party, (ii) agrees with the Agent and the Lenders to be bound by all of the terms and conditions of the Credit Agreement and to perform all of the obligations and discharge all of the liabilities of the Borrower existing at or accrued prior to the date hereof or hereafter arising under the Credit Agreement and (iii) ratifies, and agrees to be bound by, (A) the representations and warranties set forth in Section 6 of the Credit Agreement and (B) all of the affirmative and negative covenants set forth in Sections 7 and 8 of the Credit Agreement. Without limiting the generality of the foregoing terms of this
Section 2, Hotel Inc. hereby promises to pay to each Lender the principal balance of, and accrued interest on, each Loan outstanding (and to pay all other Obligations, including LOC Obligations and Swingline Loans) at, or advanced on or after, the date hereof.

     SECTION C.  Release.  The Agent, acting on behalf of the Lenders, hereby
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fully and unconditionally releases and forever discharges (i) Embassy Suites as of the date hereof from any and all liabilities, claims, charges, choses in actions, causes of action, damages, and other obligations, in each case whether known or unknown, absolute or contingent, at law or in equity, now existing or hereafter arising and whether arising under contract, by operation of law or otherwise (collectively, "Claims") arising under and relating to the Credit
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Agreement or any other Credit Document to which it is a party and (ii) Promus
Co. from any Claims arising under or relating to its guaranty obligations relating thereto under or relating to the Credit Agreement or any other Credit Document to which it is a party.

     SECTION D.  References in the Credit Documents.  From and after the
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Effective Date of Assignment, (a) Hotel Inc. shall have succeeded Embassy Suites as the "Borrower" under the Credit Agreement, and all references to the "Borrower" in the Credit Agreement shall refer to Hotel Inc. and not to Embassy Suites and (b) all references to the "Credit Agreement" in any Credit Documents shall refer to the Credit Agreement, as amended and modified by this Agreement. Except as expressly amended and modified by this Agreement, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     SECTION E.  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
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OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


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     SECTION F.  WAIVER OF JURY TRIAL.  EACH OF THE AGENT, THE LENDERS, EMBASSY
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SUITES AND HOTEL INC. HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY
APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION G.  Successors and Assignees.  Subject to the terms of Section 11.4
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of the Credit Agreement, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Embassy Suites, Hotel Inc., the Agent and each of the Lenders.

     SECTION H.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which when executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                              EMBASSY SUITES, INC.


                              By:___________________________
                              William S. McCalmont
                              Vice President and Treasurer


                              PROMUS HOTELS, INC.


                              By:___________________________
                              Carol G. Champion
                              Vice President and Treasurer

                              THE PROMUS COMPANIES INCORPORATED


                              By:___________________________
                              Carol G. Champion
                              Vice President and Treasurer


                              NATIONSBANK, N.A. (CAROLINAS),
                              as Agent as aforesaid for
                              the Lenders


                              By____________________________
                                   J.E. Ball
                                   Senior Vice President




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